SUPPLEMENT TO THE FIDELITY MAGELLAN(registered trademark) FUND MAY 22, 1998 PROSPECTUS
The following information replaces similar information found in the "Who May Want to Invest" section on page 4.
Effective the close of business on September 30, 1997, the fund's shares will no longer be available to new accounts. Shareholders of the fund on that date may continue to purchase shares in accounts existing on that date. Investors who did not own shares of the fund on September 30, 1997, generally will not be allowed to purchase shares of the fund except that new accounts may be established: 1) by participants in most group employer retirement plans (and their successor plans) in which the fund had been established as an investment option by September 30, 1997, and 2) for accounts managed on a discretionary basis by certain registered investment advisors that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since September 30, 1997. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to purchase shares of the fund before an investment is accepted.